Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Edward T. Baur
                                        -------------------
                                           Edward T. Baur

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Geoffrey Button
                                        --------------------
                                           Geoffrey Button

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                             /s/  Ngaire  E.Cuneo
                                           -------------------
                                           Ngaire E. Cuneo

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Howard L. Feinsand
                                        ----------------------
                                         Howard L. Feinsand

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ L. Ben Lytel
                                        ----------------------
                                           L. Ben Lytle

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998

                                   /s/ John D. Peterson
                                   -----------------------------
                                   John D. Peterson

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ James E. Rogers
                                        -------------------
                                        James E. Rogers

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Lee Stanfield
                                        -----------------
                                        Lee Stanfield

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Daniel C. Staton
                                        ---------------------
                                        Daniel C. Staton

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Jay J. Strauss
                                        ---------------------
                                        Jay J. Strauss

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ John W. Wynne
                                        -----------------
                                        John W. Wynne

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                        /s/ Thomas L. Hefner
                                        -----------------------
                                        Thomas L. Hefner

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 28, 1998
                                         /s/ Darell E. Zink, Jr.
                                        -----------------------
                                        Darell E. Zink, Jr.

                                                     Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke Realty Investments, Inc. for the year ended December 31, 1997, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: January 28, 1998
                                        /s/ Dennis D. Oklak
                                        -------------------
                                           Dennis D. Oklak